GMAC RFC

                   Banc of America Securities [OBJECT OMITTED]



-------------------------------------------------------------------------------
                           RMBS NEW ISSUE TERM SHEET


                    $385,000,000 CERTIFICATES (APPROXIMATE)

                  HOME EQUITY LOAN PASS-THROUGH CERTIFICATES,
                                SERIES 2002-HS2


                          RFMSII SERIES 2002-HS2 TRUST
                                     Issuer

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer



                                 JUNE 12, 2002







Banc of America Securities
LLC
-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This preliminary material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

        RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
        HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2002-HS2 $385,000,000 (APPROXIMATE)



                                         RFMSII SERIES 2002-HS2 TRUST

------------------------------------------------------------------------------------------------------
                           STRUCTURE OVERVIEW (a) (b)
                                    TO CALL:
------------------------------------------------------------------------------------------------------

              EXPECTED                                        EXPECTED   EXPECTED        EXPECTED
                                                                         SCHEDULED
----------                                          EXPECTED  PRINCIPAL    FINAL
                              INTEREST   PRINCIPAL  WAL        WINDOW    DISTRIBUTION     RATINGS
  CLASS        SIZE(A)          TYPE       TYPE      (YRS)      (MOS)       DATE      (MOODY / S&P)
            --------------                                               ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
 A-1(e)     $150,000,000   1M LIBOR + [ ]   SEQ       0.91     1 - 20     2/25/16        Aaa/AAA
                           ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
 A-2(e)      49,000,000        Fixed        SEQ       2.01     20 - 28    3/25/17        Aaa/AAA
                           ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
 A-3(e)      59,000,000        Fixed        SEQ       3.00     28 - 49    3/25/17        Aaa/AAA
                           ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
 A-4(e)      29,500,000        Fixed        SEQ       5.01     49 - 79    3/25/17        Aaa/AAA
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
A-5(d)       12,800,000        Fixed        SEQ       6.74     79 - 81    4/25/22        Aaa/AAA
   (e)
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
A-6(e)       38,500,000        Fixed        NAS       5.84     40 - 81    3/25/17        Aaa/AAA
   (g)
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
 A-IO(c)      Notional         Fixed     Notional      -          -       12/25/04       Aaa/AAA
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
M-1(d)       17,325,000        Fixed        MEZ       4.68     39 - 81    3/25/17         Aa2/AA
 (e) (f)
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
M-2(d)       14,437,000        Fixed        MEZ       4.64     37 - 81    3/25/17          A2/A
 (e) (f)
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------
M-3(d)        7,700,000        Fixed        MEZ       4.62     37 - 81    3/25/17        Baa1/BBB
 (e) (f)
------------------------------------------------------------------------------------------------------
                              PRIVATE CERTIFICATES:
------------------------------------------------------------------------------------------------------
B(d) (e)      6,738,000        Fixed        SUB       4.02     37 - 78    3/25/17        Baa3/BB
   (f)
----------- -------------- ------------- ---------- --------- ---------- ----------- -----------------


STRUCTURE

(a) The Expected Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(b)     The Certificates will be priced to the Optional Termination Date.
(c)     Notional Schedule and coupon described on page 3.
(d) The pass-through rate on the Class A-5 Certificates, Class M Certificates and Class B Certificates will increase by [0.50%] per annum on the second distribution date after the Optional Termination Date.
(e) The Certificates (other than the Class A-IO Certificates) will be subject to the applicable Net WAC Cap as described herein.
(f) The Class M Certificates and Class B Certificates are not expected to receive principal payments prior to the Stepdown Date.
(g)     Lockout bond.


PRICING SPEED 100% PPC (assumes that prepayments start at 4% CPR in month one, increase to 28% CPR by month twelve, and remain constant at 28% CPR thereafter).

                          CLASS A-IO NOTIONAL SCHEDULE:


Class A-IO Certificates will be a Aaa/AAA rated interest-only class. The notional amount of Class A-IO Certificates is equal to the lesser of (i) the aggregate principal balance of the Mortgage Loans as of the beginning of the Collection Period and (ii) the following schedule. The coupon of Class A-IO Certificates is equal to [7.00]%.

MONTH   CLASS A-IO NOTIONAL AMOUNT    MONTH    CLASS A-IO NOTIONAL AMOUNT
-----   ---------------------------   -----    --------------------------
  1            118,000,000              16            54,000,000
  2            117,000,000              17            50,000,000
  3            115,000,000              18            47,000,000
  4            111,000,000              19            44,000,000
  5            108,000,000              20            41,000,000
  6            103,000,000              21            38,000,000
  7            99,000,000               22            35,000,000
  8            94,000,000               23            33,000,000
  9            88,000,000               24            31,000,000
  10           83,000,000               25            28,000,000
  11           77,000,000               26            26,000,000
  12           72,000,000               27            25,000,000
  13           67,000,000               28            23,000,000
  14           62,000,000               29            21,000,000
  15           58,000,000               30            20,000,000
                                        31                 -
------ ---------------------------- --------- ----------------------------

CONTACT:       BANC OF AMERICA SECURITIES LLC


ABS/MBS Trading/Syndicate   (704) 388-1597        (704) 335-5904 (Fax)

Chris Hentemann             (chris.c.hentemann@bankofamerica.com)
Rob Karr                    (robert.h.karr@bankofamerica.com)
Alex Cha                    (alex.i.cha@bankofamerica.com)
David Nagle                 (david.w.nagle@bankofamerica.com)


Global Structured Finance   (704) 387-0503        (704) 388-9668 (Fax)

Dan Stercay                 (704) 388-8686 (daniel.j.stercay@bankofamerica.com)
Vik Garg                    (704) 388-3681 (vikas.garg@bankofamerica.com)
Ibo Incoglu                 (704) 387-4076 (ibrahim.incoglu@bankofamerica.com)
Rob Baldwin                 (704) 388-7508 (robert.baldwin@bankofamerica.com)
Florin Nedelciuc            (704) 388-4931 (florin.nedelciuc@bankofamerica.com)

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS

TRANSACTION: RFMSII Home Equity Loan Pass-Through Certificates, Series 2002-HS2

LEAD MANAGER: Banc of America Securities LLC


CO-MANAGER: Credit Suisse First Boston

PUBLIC CERTIFICATES:  The Class A-1 through Class A-6 Certificates and the Class
     A-IO Certificates (together, the "Class A Certificates") and the Class M-1 through M-3 Certificates (the "Class M Certificates").

PRIVATE CERTIFICATES: Class B Certificates

CERTIFICATES The Public Certificates and the Private Certificates.

SELLER  AND  MASTER  Residential  Funding  Corporation  SERVICER:   The  primary
     servicing will be provided by HomeComings  Financial Network,  SUBSERVICER:
     Inc., a wholly owned subsidiary of Residential Funding Corporation.


TRUSTEE: JPMorgan Chase Bank

DEPOSITOR:  Residential  Funding  Mortgage  Securities II, Inc., an affiliate of
     Residential Funding Corporation.

CLOSING DATE: On or about June 27, 2002.

FORM OF CERTIFICATES: The Public Certificates will be available in book-entry form through DTC, Clearstream and Euroclear. The Class A Certificates (other than the Class A-IO Certificates) and Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class A-IO Certificates will be offered with a minimum notional amount of $2,000,000. The Class M-2 Certificates and Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

TAX STATUS: The Public Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISAELIGIBILITY: It is expected that the Public Certificates may be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEAELIGIBILITY: None of the Certificates will constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

EXPENSE FEE RATE: The weighted average expense fee rate consists of the servicing fee and the master servicing fee. The weighted average monthly expense fee rate is approximately 58 basis points per annum for the mortgage loans.

ADVANCES: There is no required advancing of delinquent principal or interest on the mortgage loans by the Master Servicer, the Subservicer, the Trustee or any other entity.

CUT-OFF DATE:               June 1, 2002

MORTGAGE LOANS: The mortgage pool will consist primarily of approximately 99.77% of conventional, closed-end, fixed rate, fully amortizing and balloon payment home equity mortgage loans secured by second liens on fee simple or leasehold interests in one-to-four family residential properties with combined LTVs not in excess of 100% and the remainder are secured by first lien (the "Mortgage Loans"). The actual pool balance as of the closing date is expected to be approximately $385,000,000.

DISTRIBUTION DATES: Distribution of principal and interest on the certificates will be made on the 25th day of each month, or if such day is not a business day, the first business day thereafter, beginning in July 2002.

INTEREST ACCRUAL PERIOD:  With respect to the Certificates (other than the Class
     A-1 Certificates), and any distribution date, the calendar month preceding the month in which the distribution date occurs. The interest accrual period for the Class A-1 Certificates shall be (a) as to the distribution date in July 2002, the period commencing on the closing date and ending on the day preceding the distribution date in July 2002, and (b) as to any distribution date after the distribution date in July 2002, the period beginning on the distribution date in the month immediately preceding the month in which that distribution date occurs and ending on the day prior to that distribution date.

DAY COUNT: For the Class A Certificates (other than the Class A-1 Certificates) and the Class M Certificates 30/360. For the Class A-1 Certificates actual/360.

PAYMENT  DELAY:  For  the  Class  A  Certificates  (other  than  the  Class  A-1
     Certificates) and the Class M Certificates 24 days. For Class A-1 Certificates 0 days.

OPTIONAL  TERMINATION  DATE: At its option,  on any  distribution  date when the aggregate outstanding principal balance of the mortgage loans, as applicable, is less than 10% of the principal balance of the mortgage loans as of the cut-off date, the Master Servicer will have the option to purchase from the trust all of the remaining mortgage loans, thus, causing an early retirement of the Certificates.

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                          SUMMARY OF TERMS (CONTINUED)

COUPON  STEP  UP:  On  the  second  distribution  date  following  the  Optional
     Termination Date, the pass-through rate on the Class A-5 Certificates, Class M Certificates and the Class B Certificates will increase by 0.50% per annum.

NET WAC CAP: The pass-through rate of each class of the Certificates (other than the Class A-1 Certificates and the Class A-IO Certificates), will be subject to a cap equal to (x) the weighted average of the mortgage rates (net of the Expense Fee Rate) on the mortgage loans minus (y) the product of (i) the pass-through rate on the Class A-IO Certificates and (ii) a fraction, the numerator of which is the notional amount of the Class A-IO Certificates and the denominator of which is the balance of the mortgage loans. This rate cap is referred to as the Net WAC Cap. Any interest shortfall due to the application of the Net WAC Cap will not be reimbursed.

CLASSA-1 NET WAC The pass-through rate of the Class A-1 Certificates will be subject to a cap CAP: equal to the product of (x) the Net WAC Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related class interest accrual period.

TRIGGER EVENT: A Trigger Event is in effect with respect to any distribution date on or after the Stepdown Date if any of the following conditions are met:

                      (i) the fraction,  expressed as a percentage, equal to the aggregate principal balance of the mortgage loans that are 90 or more days delinquent in payment of principal and interest, including mortgage loans in foreclosure and REO, as determined for the current and the two immediately preceding distribution dates, over the aggregate principal balance of all of the mortgage loans as determined for the current and the two immediately preceding distribution dates, exceeds [2.00]%;

                      (ii)if the  aggregate  amount of  Realized  Losses,  other than excess losses, exceeds the specified percentage in the related month per the table below:




                                                           Cumulative
                                                         Realized Loss
                                           Month           Percentage
                                           -----           ----------
                                          1 - 36             [1.30%]
                                          37 - 48            [1.80%]
                                          49 - 60            [2.10%]
                                          61 - 72            [2.60%]
                                          72 and             [3.00%]
                                        thereafter

EXCESS INTEREST: For any distribution date, the excess of the available distribution amount over the sum of (x) the interest distribution amount for the classes of Certificates and (y) the principal distribution amount on the classes of Certificates. Excess Interest may be used to protect the Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

AVAILABLE DISTRIBUTION AMOUNT:For any distribution date, an amount equal to the sum of the following amounts, net of amounts reimbursable to the master servicer and any subservicer:

                               (i) the aggregate  amount of monthly  payments on
                                   the mortgage loans received during the related Collection Period, after deduction of the master servicing fees and any subservicing fees in respect of the mortgage loans for that distribution date; and

                               (ii)unscheduled  payments,   including  full  and
                                   partial mortgagor prepayments on the mortgage loans, Insurance Proceeds and Liquidation Proceeds from the mortgage loans, and proceeds from repurchases of and substitutions for the mortgage loans received or deemed received during the related Collection Period.


INTEREST DISTRIBUTION AMOUNT: With respect to any distribution date, the aggregate amount of accrued interest on the Class A Certificates, Class M Certificates and Class B Certificates for that distribution date, including accrued interest remaining unpaid with interest for prior distribution dates, in each case minus interest shortfalls.

PRINCIPAL DISTRIBUTION AMOUNT: On any distribution date, the lesser of (a) the excess of (i) the Available Distribution Amount over (ii) the Interest Distribution Amount and (b) the aggregate amount described below:

     (i) the principal portion of all scheduled monthly payments on the mortgage loans received in the related Collection Period;

     (ii) the principal portion of all proceeds of the repurchase of mortgage loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the related Collection Period;

     (iii)the principal portion of all other collections received on the mortgage loans during the related Collection Period, or deemed to be received during the related Collection Period, including, without limitation, Insurance Proceeds, Liquidation Proceeds and full and partial Principal Prepayments made by the respective mortgagors, to the extent not distributed on the preceding distribution date;

     (iv) the lesser of (a) the Excess Interest for that  distribution  date and
          (b) the principal portion of any Realized Losses, other than excess losses, incurred, or deemed to have been incurred, on any mortgage loans in the related Collection Period to the extent covered by Excess Interest for that distribution date; and

     (v) the lesser of (a) the Excess Interest for that distribution date, to the extent not used to cover losses pursuant to clause (iv) above, and
          (b) the amount of any Overcollateralization Increase Amount for that distribution date.

                               CREDIT ENHANCEMENT


CREDIT ENHANCEMENT: Credit enhancement for the structure is provided by the following:

     (i)  Excess Interest;

     (ii) Overcollate ralization; and

     (iii)Subordination provided by the Class M Certificates and the Class B Certificates to the Class A Certificates; and subordination provided b y the Class B Certificates and each class of Class M Certificates with a lower payment priority to the Class M Certificates

STEPDOWN DATE: The earlier to occur of (i) the distribution date on which the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date in July 2005 and (y) the first distribution date on which the Senior Enhancement Percentage is greater than or equal to the Specified Enhancement Percentage.


OVERCOLLATERALIZATION  TARGET AMOUNT:  The  Overcollateralization  Target Amount
     ("O/C Target") will be equal to zero for the first four distribution dates. On any distribution date thereafter the O/C Target will be equal to the product of (x) 0.50% and (y) the aggregate initial principal balance of the mortgage loans.


OVERCOLLATERALIZATION AMOUNT: The  overcollateralization  ("O/C") provisions are intended to provide for the limited acceleration of principal payments on the Class A Certificates relative to the amortization of the mortgage loans, generally until the required O/C levels are reached. The acceleration of principal payments is achieved by applying certain Excess Interest collected on the mortgage loans to the payment of principal on the Class A Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the Certificates faster than the principal amortization of the mortgage loans, an O/C amount equal to the excess of the aggregate unpaid principal balance of the mortgage loans over the principal balance of the Certificates is created. Excess Interest will be directed to build the O/C amount until it reaches the required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. Excess Interest will begin to be applied on the fifth distribution date (November 2002).


SPECIFIED ENHANCEMENT          The Specified Enhancement Percentage is [25.00]%.
PERCENTAGE:

SENIOR ENHANCEMENT PERCENTAGE: For any distribution date, the Senior Enhancement
     Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate principal balance of the Class M Certificates and Class B Certificates and (y) the overcollateralization amount of the mortgage loans, and the denominator of which is the aggregate principal balance of the mortgage loans.


SUBORDINATION PERCENTAGE:                     Class      Percent
                                              -----      -------
                                               A         [75.00]%
                                              M-1        [84.00]%
                                              M-2        [91.50]%
                                              M-3        [95.50]%
                                               B         [99.00]%

-------------------------------------------------------------------------------
                            PRIORITY OF DISTRIBUTIONS
------------------------------ ------------------------------------------------

PRIORITY OF DISTRIBUTIONS: Distributions to the certificateholders will be made from the available amount as follows:

     (i) distribution of interest to the Class A, Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order, less interest shortfalls;

     (ii) distribution of principal to the Class A Certificates, other than the Class A-IO Certificates, as described herein, Class M-1, Class M-2,
          Class M-3 and Class B Certificates, in that order, including distribution of principal to those Certificates to cover certain realized losses and, except on the first four distribution dates, distribution of additional principal to those certificates from the Excess Interest on the mortgage loans, until the required level of overcollateralization is reached;

     (iii)payment to the Class A, Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order, in respect of prepayment interest shortfalls;

     (iv) payment to the Class A, Class M-1, Class M-2 and Class B Certificates, in that order, in respect to prepayment interest shortfalls previously allocated thereto, any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon; and

     (v)  distribution of any remaining funds to the Class SB Certificates.

-------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS


INTEREST DISTRIBUTIONS: For each distribution date, interest will be distributed in the following order of priority:

(i) to the Class A Certificates, accrued interest less any interest shortfalls ;

(ii)    to  the  Class  A  Certificates,   any  unpaid  interest  with
     interest from prior distribution dates;

(iii) to the Class M-1 Certificates, accrued interest less any interest shortfalls;

(iv) to the Class M-1 Certificates, any unpaid interest with interest from prior distribution dates;

(v) to the Class M-2 Certificates, accrued interest less any interest shortfalls;

(vi) to the Class M-2 Certificates, any unpaid interest with interest from prior distribution dates;

(vii) to the Class M-3 Certificates, accrued interest less any interest shortfalls;

(viii) to the Class M-3 Certificates, any unpaid interest with interest from prior distribution dates;

(ix) to the Class B Certificates, accrued interest less any interest shortfalls; and

(x)     to  the  Class  B  Certificates,   any  unpaid  interest  with
     interest from prior distribution dates.

                             PRINCIPAL DISTRIBUTIONS


PRINCIPAL  DISTRIBUTIONS:  For each distribution date, (a) prior to the Stepdown
     Date or (b) on which a Trigger Event is in effect, the principal distribution amount will be distributed as follows:

(i)     to the Class A  Certificates,  allocated as  described  below,
     until   the   aggregate   principal   balance   of  the  Class  A
     Certificates is reduced to zero;

(ii) to the Class M-1 Certificates, until the principal balance of such certificates is reduced to zero;

(iii) to the Class M-2 Certificates, until the principal balance of such certificates is reduced to zero;

(iv) to the Class M-3 Certificates, until the principal balance of such certificates is reduced to zero; and

(v) to the Class B Certificates, until the principal balance of such certificates is reduced to zero.

For each distribution date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distribution amount will be distributed as follows:

(i)  the lesser of (x) the principal distribution
     amount   and  (y)  the  Class  A   Principal
     Distribution   Amount,   to  the   Class   A
     Certificates, allocated as described below, until the aggregate principal balance of the Class A Certificates is reduced to zero;

(ii) the  lesser  of (x)  the  excess  of (i) the
     principal  distribution amount over (ii) the
     amount  distributed  to the  holders  of the
     Class A Certificates  under the clause first
     above,  and  (y)  the  Class  M-1  Principal
     Distribution   Amount,   to  the  Class  M-1
     Certificates, until the aggregate principal balance of such certificates is reduced to zero;

(iii)the  lesser  of (x)  the  excess  of (i) the
     principal distribution amount over (ii) the amount distributed to the holders of the Class A Certificates under the clause first above and the holders of the Class M-1
     Certificates under the clause second above, and (y) the Class M-2 Principal Distribution
     Amount, to the Class M-2 Certificates, until the aggregate principal balance of such certificates is reduced to zero;

(iv) the  lesser  of (x)  the  excess  of (i) the
     principal  distribution amount over (ii) the
     amount  distributed  to the  holders  of the
     Class A Certificates  under the clause first
     above,  to  the  holders  of the  Class  M-1
     Certificates  under the clause  second above
     and  to  the   holder   of  the   Class  M-2
     Certificates under the clause third above, and (y) the Class M-3 Principal Distribution
     Amount, to the Class M-3 Certificates, until the aggregate principal balance of such certificates is reduced to zero; and

                               (v) the  lesser  of (x)  the  excess  of (i)  the
                                   principal distribution amount over (ii) the amount distributed to the holders of the Class A Certificates under the clause first above, to the holders of the Class M-1 Certificates under the clause second above, to the holder of the Class M-2 Certificates under the clause third above, and to the holders of the Class M-3 Certificates under the clause fourth above, and (y) the Class B Principal Distribution Amount, to the Class B Certificates, until the aggregate principal balance of such certificates is reduced to zero.

CLASSA  PRINCIPAL   DISTRIBUTIONS:   Principal  Distributions  to  the  Class  A
     Certificates will be made as follows:

(i)  to the Class A-6 Certificates, the Class A-6
     Lockout   Distribution   Amount   for   that
     distribution   date,   until  the  principal
     balance of the Class A-6 Certificates is reduced to zero;

(ii) to the Class A-1 Certificates, until the principal balance of the related certificates is reduced to zero;

(iii) to the Class A-2 Certificates, until the principal balance of the related certificates is reduced to zero;

(iv) to the Class A-3 Certificates, until the principal balance of the related certificates is reduced to zero;

(v) to the Class A-4 Certificates, until the principal balance of the related certificates is reduced to zero;

(vi) to the Class A-5 Certificates, until the principal balance of the related certificates is reduced to zero; and

(vii)to the  Class  A-6  Certificates,  until the
     principal    balance    of    the    related
     certificates is reduced to zero.

CLASSA-6 LOCKOUT  For any  distribution  date,  the product of (a) the Class A-6
     Lockout Distribution Percentage for that distribution date, (b) a fraction, the numerator of which is the outstanding principal balance of the Class A-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A Certificates (in each case immediately prior to such distribution date) and (c) the Class A principal distribution amount for such distribution date.

CLASSA-6 LOCKOUT  DISTRIBUTION  PERCENTAGE:  The Class A-6 Lockout  Distribution
     Percentage is assigned as follows:

                                        Class A-6 Lockout
                 Distribution Dates        Percentage
                 ------------------        ----------
                       1 - 36                   0%
                      37 - 60                  45%
                      61 - 72                  80%
                      73 - 84                  100%
                 85 and thereafter             300%

CLASSA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any distribution date, the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the aggregate principal balance of the mortgage loans and (ii) the aggregate principal balance of the mortgage loans minus the O/C target.

CLASSM-1 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any distribution date the excess of (x) the sum of (i) aggregate certificate principal balance of the Class A Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the aggregate principal balance of the mortgage loans and
     (ii) the aggregate principal balance of the mortgage loans minus the O/C target.

CLASSM-2 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any distribution date the excess of (x) the sum of (i) aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the aggregate principal balance of the mortgage loans and
     (ii) the aggregate principal balance of the mortgage loans minus the O/C target.

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any distribution date the excess of (x) the sum of (i) aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-3 Certificates immediately prior to that distribution date over (y) the lesser of (i) the applicable subordination percentage of the aggregate principal balance of the mortgage loans and
     (ii) the aggregate principal balance of the mortgage loans minus the O/C target.

                          EXCESS INTEREST DISTRIBUTIONS

EXCESS INTEREST  DISTRIBUTIONS:  On any distribution  date (other than the first
     [four] distribution dates), the Excess Interest will be allocated in the following order of priority:

     (i) to pay the holders of the Certificates the principal portion of realized losses, other than a portion of excess losses, incurred on the mortgage loans for the preceding calendar month;

     (ii) to fund the O/C Target Amount to the Certificates (other than the Class A-IO Certificates);

     (iii)to pay the holders of the (a) Class A Certificates pro rata based on accrued certificate interest, (b) Class M-1 Certificates, (c) Class M-2 Certificates, (d) Class M-3 Certificates and (e) Class B Certificates, in that order, the amount of any prepayment interest shortfalls allocated thereto with respect to the mortgage loans for that distribution date;

     (iv) to pay to the holders of the (a) Class A Certificates pro rata based on accrued certificate interest, (b) Class M-1 Certificates, (c) Class M-2 Certificates, (d) Class M-3 Certificates and (e) Class B Certificates, in that order, based on unpaid prepayment interest shortfalls previously allocated thereto, any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon; and

     (v) to pay the holders of the Class SB Certificates any balance remaining, in accordance to the terms of the pooling and servicing agreement.

                              ALLOCATION OF LOSSES

ALLOCATION OF LOSSES: Any realized losses on the mortgage loans, that are not excess losses, as defined in the prospectus, will be allocated in the following order of priority:

          (i)     to Excess Interest for the related distribution date;

          (ii)    to the overcollateralization amount, until reduced to zero;

          (iii)   to the Class B Certificates, until reduced to zero;

          (iv)    to the Class M-3 Certificates, until reduced to zero;

          (v)     to the Class M-2 Certificates, until reduced to zero;

          (vi)    to the Class M-1 Certificates, until reduced to zero; and

          (vii)   among the Class A Certificates  on a pro-rata basis.

                               Excess losses will be allocated among all of the Certificates on a pro rata basis.


PROSPECTUS: The Public Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Public Certificates and the mortgage loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Public Certificates may not be consummated unless the purchaser has received the Prospectus.




                             RFMSII SERIES 2002-HS2
                  MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                             TOTAL           MINIMUM           MAXIMUM
---------------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                      $386,895,161
Number of Loans                                                     10,495
Average Current Loan Balance                                       $36,865            $1,475          $299,596
(1) Weighted Average Combined Original Loan-to-Value Ratio          90.33%            11.00%           100.00%
(1) Weighted Average Junior Mortgage Ratio                          19.65%             1.52%           100.00%
(1) Weighted Average Mortgage Rate                                 9.2376%           6.0000%          16.8750%
(1) Weighted Average Original Term to Maturity (months)                180                60               360
(1) Weighted Average Remaining Term to Maturity (months)               178                41               355
(1) Weighted Average Credit Score                                      723               620               825
(1) Weighted Average Debt-to-Income Ratio                           37.75%             3.00%            55.00%
---------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.

---------------------------------------------------------------------------------------------------------------
                                                                                         PERCENT OF CURRENT
                                                RANGE                                     PRINCIPAL BALANCE

         Product Type                           Fully Amortizing                                43.38%
                                                Balloon Payment                                 56.62%

         Lien                                   First                                            0.23%
                                                Second                                          99.77%

         Property Type                          Single-family Residence                         68.72%
                                                Planned Unit Developments (detached)            19.42%
                                                Condominium                                      6.69%
                                                Planned Unit Developments (attached)             3.04%
                                                Multifamily (Two to Four Units)                  1.16%
                                                Townhouse                                        0.74%
                                                Manufactured Home                                0.11%
                                                Townhouse/Rowhouse (detached)                    0.06%
                                                Other                                            0.05%

         Occupancy Status                       Primary Residence                               99.62%
                                                Second Home                                      0.37%
                                                Non Owner-occupied                               0.01%

         Geographic Distribution                California                                      37.45%
                                    Virginia
                                                                                                 5.55%
                                     Georgia
                                                                                                 5.46%
                                    Maryland
                                                                                                 5.08%
                                   Washington
                                                                                                 3.78%

         Largest Zip Code Concentration                                                          0.37%

         Loans with Prepayment Penalties                                                        13.63%

                                        CREDIT SCORE

--------------------------------------------------------------------------------
        RANGE OF      NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                     OUTSTANDING           PRINCIPAL BALANCE
                    OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
      CREDIT SCORES    LOANS         CUT-OFF DATE            CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
20 to 639               126            $    3,240,770                0.84%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
40 to 659               633                21,378,215               5.53
---------------------------------------------------------------------------
---------------------------------------------------------------------------
60 to 679             1,010                37,257,708               9.63
---------------------------------------------------------------------------
---------------------------------------------------------------------------
80 to 699             1,615                65,067,340              16.82
---------------------------------------------------------------------------
---------------------------------------------------------------------------
00 to 719             1,449                57,196,888              14.78
---------------------------------------------------------------------------
---------------------------------------------------------------------------
20 to 739             1,573                59,230,387              15.31
---------------------------------------------------------------------------
---------------------------------------------------------------------------
40 to 759             1,585                57,124,676              14.76
---------------------------------------------------------------------------
---------------------------------------------------------------------------
60 to 779             1,487                50,656,275              13.09
---------------------------------------------------------------------------
---------------------------------------------------------------------------
80 to 799               875                30,905,490               7.99
---------------------------------------------------------------------------
---------------------------------------------------------------------------
00 to 825               142                 4,837,413               1.25
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          TOTAL      10,495           $   386,895,161              100.00%
===========================================================================


                                      MORTGAGE RATES

-------------------------------------------------------------------------------
        RANGE OF         NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                        OUTSTANDING       PRINCIPAL BALANCE
                       OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
     MORTGAGE RATES       LOANS         CUT-OFF DATE        CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 5.501%  to    6.000%        3             $     222,001                0.06%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 6.501%  to    7.000%       11                   638,851               0.17
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 7.001%  to    7.500%       87                 3,199,319               0.83
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 7.501%  to    8.000%      854                29,256,509               7.56
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 8.001%  to    8.500%    2,262                75,676,556              19.56
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 8.501%  to    9.000%    2,582                93,650,110              24.21
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 9.001%  to    9.500%    1,649                63,813,340              16.49
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 9.501%  to  10.000%     1,231                49,457,095              12.78
------------------------------------------------------------------------------
------------------------------------------------------------------------------
0.001%  to  10.500%        602                24,601,237               6.36
------------------------------------------------------------------------------
------------------------------------------------------------------------------
0.501%  to  11.000%        463                17,924,339               4.63
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1.001%  to  11.500%        297                11,567,488               2.99
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1.501%  to  12.000%        208                 7,707,046               1.99
------------------------------------------------------------------------------
------------------------------------------------------------------------------
2.001%  to  12.500%        121                 4,565,122               1.18
------------------------------------------------------------------------------
------------------------------------------------------------------------------
2.501%  to  13.000%         80                 2,884,811               0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
3.001%  to  13.500%         25                   974,201               0.25
------------------------------------------------------------------------------
------------------------------------------------------------------------------
3.501%  to  14.000%         15                   575,081               0.15
------------------------------------------------------------------------------
------------------------------------------------------------------------------
4.001%  to  14.500%          1                    42,778               0.01
------------------------------------------------------------------------------
------------------------------------------------------------------------------
4.501%  to  15.000%          2                    70,494               0.02
------------------------------------------------------------------------------
------------------------------------------------------------------------------
5.001%  to  15.500%          1                    43,300               0.01
------------------------------------------------------------------------------
------------------------------------------------------------------------------
6.501%  to  17.000%          1                    25,483               0.01
------------------------------------------------------------------------------
------------------------------------------------------------------------------
          TOTAL         10,495           $   386,895,161              100.00%
==============================================================================

                        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

-------------------------------------------------------------------------------
    RANGE OF ORIGINAL     NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                         OUTSTANDING       PRINCIPAL BALANCE
      MORTGAGE LOAN     OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
   PRINCIPAL BALANCES      LOANS         CUT-OFF DATE        CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          $0.01 to             3,347    $    62,085,662            16.05%
25,000.00
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 $25,000.01 to                 5,116        183,967,947           47.55
50,000.00
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 $50,000.01 to                 1,500         90,667,797           23.43
75,000.00
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 $75,000.01 to  $100,000.00      463         40,531,561           10.48
--------------------------------------------------------------------------
--------------------------------------------------------------------------
100,000.01 to  $125,000.00        29          3,294,347            0.85
--------------------------------------------------------------------------
--------------------------------------------------------------------------
125,000.01 to  $150,000.00        26          3,599,821            0.93
--------------------------------------------------------------------------
--------------------------------------------------------------------------
150,000.01 to  $175,000.00         2            306,116            0.08
--------------------------------------------------------------------------
--------------------------------------------------------------------------
175,000.01 to  $200,000.00        10          1,917,464            0.50
--------------------------------------------------------------------------
--------------------------------------------------------------------------
225,000.01 to  $250,000.00         1            224,849            0.06
--------------------------------------------------------------------------
--------------------------------------------------------------------------
250,000.01 to  $300,000.00         1            299,596            0.08
--------------------------------------------------------------------------
--------------------------------------------------------------------------
          TOTAL               10,495    $   386,895,161           100.00%
==========================================================================


                         CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

--------------------------------------------------------------------------------
    RANGE OF CURRENT     NUMBER      PRINCIPAL BALANCE  PERCENT OF AGGREGATE
                                        OUTSTANDING      PRINCIPAL BALANCE
      MORTGAGE LOAN    OF MORTGAGE       AS OF THE     OUTSTANDING AS OF THE
   PRINCIPAL BALANCES     LOANS         CUT-OFF DATE       CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          $0.01 to       3,405           $    63,328,607           16.37%
25,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 $25,000.01 to                 5,090         184,065,364          47.57
50,000.00
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 $50,000.01 to                 1,472          89,499,230          23.13
75,000.00
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 $75,000.01 to  $100,000.00      460          40,459,688          10.46
--------------------------------------------------------------------------
--------------------------------------------------------------------------
100,000.01 to  $125,000.00        28           3,194,426           0.83
--------------------------------------------------------------------------
--------------------------------------------------------------------------
125,000.01 to  $150,000.00        27           3,749,537           0.97
--------------------------------------------------------------------------
--------------------------------------------------------------------------
150,000.01 to  $175,000.00         1             156,400           0.04
--------------------------------------------------------------------------
--------------------------------------------------------------------------
175,000.01 to  $200,000.00        10           1,917,464           0.50
--------------------------------------------------------------------------
--------------------------------------------------------------------------
225,000.01 to  $250,000.00         1             224,849           0.06
--------------------------------------------------------------------------
--------------------------------------------------------------------------
250,000.01 to  $300,000.00         1             299,596           0.08
--------------------------------------------------------------------------
--------------------------------------------------------------------------
          TOTAL               10,495     $   386,895,161          100.00%
===========================================================================

                          ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

-------------------------------------------------------------------------------
        RANGE OF            NUMBER      PRINCIPAL BALANCE  PERCENT OF AGGREGATE
                                           OUTSTANDING      PRINCIPAL BALANCE
    ORIGINAL COMBINED     OF MORTGAGE       AS OF THE     OUTSTANDING AS OF THE
LOAN-TO-VALUE RATIOS (%)     LOANS         CUT-OFF DATE       CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
10.01 to   20.00                   4             $     196,265          0.05%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
20.01 to   30.00                   6                   195,233         0.05
------------------------------------------------------------------------------
------------------------------------------------------------------------------
30.01 to   40.00                  21                   702,735         0.18
------------------------------------------------------------------------------
------------------------------------------------------------------------------
40.01 to   50.00                  39                 1,526,337         0.39
------------------------------------------------------------------------------
------------------------------------------------------------------------------
50.01 to   60.00                 101                 4,498,301         1.16
------------------------------------------------------------------------------
------------------------------------------------------------------------------
60.01 to   70.00                 222                10,159,056         2.63
------------------------------------------------------------------------------
------------------------------------------------------------------------------
70.01 to   75.00                 221                 9,211,932         2.38
------------------------------------------------------------------------------
------------------------------------------------------------------------------
75.01 to   80.00                 488                22,426,024         5.80
------------------------------------------------------------------------------
------------------------------------------------------------------------------
80.01 to   85.00                 637                19,051,442         4.92
------------------------------------------------------------------------------
------------------------------------------------------------------------------
85.01 to   90.00               3,627               115,649,820        29.89
------------------------------------------------------------------------------
------------------------------------------------------------------------------
90.01 to   95.00               3,614               138,968,283        35.92
------------------------------------------------------------------------------
------------------------------------------------------------------------------
95.01 to 100.00                1,515                64,309,733        16.62
------------------------------------------------------------------------------
------------------------------------------------------------------------------
          TOTAL               10,495           $   386,895,161        100.00%
==============================================================================


                                JUNIOR MORTGAGE RATIOS(1)

--------------------------------------------------------------------------------
        RANGE OF            NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                           OUTSTANDING       PRINCIPAL BALANCE
                          OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
UNIOR MORTGAGE RATIOS (%)    LOANS         CUT-OFF DATE        CUT-OFF DATE
--------------------------------------------------------------------------------
-------------------------------------------------------------------------
  0.01 to     5.00               147            $    1,765,081        0.46%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
  5.01 to   10.00                941                19,457,339       5.04
----------------------------------------------------------------------------
----------------------------------------------------------------------------
10.01 to   15.00               3,221                96,711,123      25.05
----------------------------------------------------------------------------
----------------------------------------------------------------------------
15.01 to   20.00               4,038               158,482,056      41.06
----------------------------------------------------------------------------
----------------------------------------------------------------------------
20.01 to   25.00                 761                35,539,388       9.21
----------------------------------------------------------------------------
----------------------------------------------------------------------------
25.01 to   30.00                 439                20,209,871       5.24
----------------------------------------------------------------------------
----------------------------------------------------------------------------
30.01 to   40.00                 539                29,730,997       7.70
----------------------------------------------------------------------------
----------------------------------------------------------------------------
40.01 to   50.00                 232                13,734,801       3.56
----------------------------------------------------------------------------
----------------------------------------------------------------------------
50.01 to   60.00                  94                 5,850,822       1.52
----------------------------------------------------------------------------
----------------------------------------------------------------------------
60.01 to   70.00                  37                 2,872,004       0.74
----------------------------------------------------------------------------
----------------------------------------------------------------------------
70.01 to   80.00                  15                 1,037,754       0.27
----------------------------------------------------------------------------
----------------------------------------------------------------------------
80.01 to   90.00                   7                   471,150       0.12
----------------------------------------------------------------------------
----------------------------------------------------------------------------
90.01 to 100.00                    4                   135,078       0.03
----------------------------------------------------------------------------
----------------------------------------------------------------------------
          TOTAL                10,475          $   385,997,465      100.00%
============================================================================

       (1) The preceding table excludes mortgage loans secured by first liens on the related mortgaged property. With respect to each mortgage loan secured by a second lien on the related mortgaged property, the junior mortgage ratio is the ratio of the original principal balance of such mortgage loan to the sum of (i) the original principal balance of such mortgage loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such mortgage loan.

                             ORIGINAL TERM TO STATED MATURITY

-------------------------------------------------------------------------------
                          NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                         OUTSTANDING       PRINCIPAL BALANCE
        RANGE OF        OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
 ORIGINAL TERM (MONTHS)    LOANS         CUT-OFF DATE        CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    1 to     96                   55            $    1,401,663        0.36%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
109 to   120                     251                 7,852,988       2.03
----------------------------------------------------------------------------
----------------------------------------------------------------------------
121 to   168                       1                    24,693       0.01
----------------------------------------------------------------------------
----------------------------------------------------------------------------
169 to   180                  10,019               369,804,094      95.58
----------------------------------------------------------------------------
----------------------------------------------------------------------------
181 to   288                      75                 3,371,884       0.87
----------------------------------------------------------------------------
----------------------------------------------------------------------------
289 to   300                      84                 4,159,861       1.08
----------------------------------------------------------------------------
----------------------------------------------------------------------------
301 to   360                      10                   279,979       0.07
----------------------------------------------------------------------------
----------------------------------------------------------------------------
          TOTAL               10,495           $   386,895,161      100.00%
============================================================================


                            REMAINING TERM TO STATED MATURITY

------------------------------------------------------------------------------
                          NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                         OUTSTANDING       PRINCIPAL BALANCE
        RANGE OF        OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
 REMAINING TERM (MONTHS)   LOANS         CUT-OFF DATE        CUT-OFF DATE
------------------------------------------------------------------------------
------------------------------------------------------------------------------
    1 to     96                   55            $    1,401,663           0.36%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
109 to   120                     251                 7,852,988          2.03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
145 to   156                       3                   129,999          0.03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
157 to   168                      19                   686,052          0.18
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
169 to   180                   9,998               369,012,736         95.38
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
181 to   288                      76                 3,420,700          0.88
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
289 to   300                      83                 4,111,045          1.06
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
301 to   360                      10                   279,979          0.07
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          TOTAL               10,495           $   386,895,161         100.00%
===============================================================================

                      GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

--------------------------------------------------------------------------------
                           NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                          OUTSTANDING       PRINCIPAL BALANCE
                         OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
    STATE OR TERRITORY      LOANS         CUT-OFF DATE        CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
California             3,498           $   144,897,324              37.45%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Virginia                 549                21,455,351              5.55
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Georgia                  669                21,139,315              5.46
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Maryland                 540                19,643,993              5.08
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Washington               436                14,613,909              3.78
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Oregon                   449                13,033,831              3.37
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Florida                  363                12,573,750              3.25
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Colorado                 347                12,481,892              3.23
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arizona                  360                12,082,417              3.12
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Massachusetts            283                11,033,720              2.85
---------------------------------------------------------------------------
---------------------------------------------------------------------------
New Jersey               235                 8,423,677              2.18
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Texas                    279                 8,338,711              2.16
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Other (1)              2,487                87,177,272             22.53
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           TOTAL      10,495           $   386,895,161             100.00%
===========================================================================

          (1) Other includes states and the District of Columbia with under 2% concentrations individually.


                                  MORTGAGED PROPERTY TYPES

-------------------------------------------------------------------------------
       PROPERTY TYPE      NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                         OUTSTANDING       PRINCIPAL BALANCE
                        OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
                           LOANS         CUT-OFF DATE        CUT-OFF DATE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Single-family Residence         7,140    $   265,870,036            68.72%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
PUD Detached                    1,990         75,145,546           19.42
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Condominium                       805         25,879,447            6.69
---------------------------------------------------------------------------
---------------------------------------------------------------------------
PUD Attached                      357         11,779,596            3.04
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Multifamily (Two to Four          100          4,486,346            1.16
Units)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Townhouse                          72          2,861,744            0.74
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Manufactured Home                  19            435,463            0.11
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Townhouse/Rowhouse Detached         5            237,278            0.06
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Site Condo                          5            163,226            0.04
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Modular                             2             36,480            0.01
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           TOTAL               10,495    $   386,895,161           100.00%
===========================================================================



                                           MORTGAGE LOAN PURPOSE

----------------------------------------------------------------------------------------------------
            LOAN PURPOSE                NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                       OUTSTANDING           PRINCIPAL BALANCE
                                      OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Purchase Money                         5,092           $   186,746,599                      48.27%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Debt Consolidation                     2,396                98,669,417                     25.50
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Cash                                   1,214                42,556,153                     11.00
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Rate/Term Refinance                    1,371                43,821,405                     11.33
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Home Improvement/Debt Consolidation      210                 7,751,774                      2.00
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Convenience                               52                 2,079,846                      0.54
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Asset Acquisition                         11                   425,386                      0.11
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Home Improvement                          16                   404,100                      0.10
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Education                                  2                    69,709                      0.02
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Other                                    131                 4,370,773                      1.13
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
               TOTAL                   10,495           $   386,895,161                     100.00%
====================================================================================================


                                              OCCUPANCY TYPES

       ---------------------------------------------------------------------------------------------
                 OCCUPANCY              NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                       OUTSTANDING           PRINCIPAL BALANCE
                                      OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Primary Residence              10,442           $   385,417,910                      99.62%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Second Home                        52                 1,447,193                      0.37
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Non Owner-occupied                  1                    30,058                      0.01
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL               10,495           $   386,895,161                     100.00%
       =============================================================================================


                                               LIEN PRIORITY

       ---------------------------------------------------------------------------------------------
               LIEN PRIORITY            NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                       OUTSTANDING           PRINCIPAL BALANCE
                                      OF MORTGAGE       AS OF THE          OUTSTANDING AS OF THE
                                         LOANS         CUT-OFF DATE            CUT-OFF DATE
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        First Lien                         20             $     897,697                       0.23%
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
        Second Lien                    10,475               385,997,465                     99.77
       ---------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------
                   TOTAL               10,495           $   386,895,161                     100.00%
       =============================================================================================


                                   DEBT-TO-INCOME RATIOS

--------------------------------------------------------------------------------
                            NUMBER      PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                           OUTSTANDING       PRINCIPAL BALANCE
         RANGE OF         OF MORTGAGE       AS OF THE      OUTSTANDING AS OF THE
 DEBT-TO-INCOME RATIOS (%)   LOANS         CUT-OFF DATE        CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   0.01 to     5.00                 5             $     301,322           0.08%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   5.01 to   10.00                 13                   488,735          0.13
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 10.01 to   15.00                  67                 2,206,146          0.57
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 15.01 to   20.00                 240                 7,665,821          1.98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 20.01 to   25.00                 615                19,148,567          4.95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 25.01 to   30.00               1,261                42,466,622         10.98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 30.01 to   35.00               1,769                62,107,162         16.05
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 35.01 to   40.00               2,333                85,681,016         22.15
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 40.01 to   45.00               2,993               118,625,176         30.66
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 45.01 to   50.00               1,177                47,407,379         12.25
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 50.01 to   55.00                  22                   797,215          0.21
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           TOTAL               10,495           $   386,895,161         100.00%
================================================================================


                                    RESIDUAL INCOME(1)

--------------------------------------------------------------------------------
        RANGE OF           NUMBER      PRINCIPAL BALANCE    PERCENT OF AGGREGATE
                                          OUTSTANDING        PRINCIPAL BALANCE
                         OF MORTGAGE       AS OF THE       OUTSTANDING AS OF THE
RESIDUAL INCOME BALANCES    LOANS         CUT-OFF DATE         CUT-OFF DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Less than    $1,500          184            $    4,644,796          1.20%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
$1,500.01 to    $1,999.00        477                13,400,730         3.46
------------------------------------------------------------------------------
------------------------------------------------------------------------------
$1,999.01 to    $2,999.00      1,781                52,221,945        13.50
------------------------------------------------------------------------------
------------------------------------------------------------------------------
$2,999.01 to    $3,999.00      2,138                70,734,019        18.28
------------------------------------------------------------------------------
------------------------------------------------------------------------------
$3,999.01 to    $4,999.00      1,941                70,979,785        18.35
------------------------------------------------------------------------------
------------------------------------------------------------------------------
$4,999.01 to    $5,999.00      1,301                50,221,881        12.98
------------------------------------------------------------------------------
------------------------------------------------------------------------------
$5,999.01 or Greater           2,673               124,692,006        32.23
------------------------------------------------------------------------------
------------------------------------------------------------------------------
          TOTAL               10,495           $   386,895,161        100.00%
==============================================================================

       (1) Residual income is the amount of the mortgagor's gross monthly income remaining after deducting monthly mortgage payments on the mortgage loan and all other mortgage loans secured by a senior or junior lien on the mortgaged property, and monthly debt service on debts listed on a credit report or other documentation obtained in connection with the underwriting of the mortgage loans.

                              ORIGINAL PREPAYMENT PENALTY TERM

-------------------------------------------------------------------------------
 ORIGINAL PREPAYMENT   NUMBER         PRINCIPAL BALANCE   PERCENT OF AGGREGATE
                                         OUTSTANDING       PRINCIPAL BALANCE
    PENALTY TERM     OF MORTGAGE          AS OF THE      OUTSTANDING AS OF THE
      (MONTHS)          LOANS            CUT-OFF DATE        CUT-OFF DATE
-------------------------------------------------------------------------------
------------------------------------------------------------------------
 None                           9,273           $   334,156,330        86.37%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 6                                 15                   673,071        0.17
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 12                                89                 3,706,430        0.96
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 24                                 7                   363,504        0.09
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 36                             1,062                46,370,792       11.99
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 42                                 2                   152,053        0.04
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 48                                 1                    43,142        0.01
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 60                                46                 1,429,838        0.37
------------------------------------------------------------------------------
------------------------------------------------------------------------------
        TOTAL                  10,495           $   386,895,161       100.00%
==============================================================================


                                            BOND SUMMARY (TO MATURITY)

CLASS A-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               7.72      1.55     1.13      0.91      0.77     0.67      0.54
  Modified Duration                  6.95      1.51     1.11      0.89      0.75     0.66      0.54
  First Principal Payment Date      7/25/02  7/25/02   7/25/02   7/25/02  7/25/02   7/25/02   7/25/02
  Last Principal Payment Date       2/25/16  7/25/05   8/25/04   2/25/04  11/25/03  8/25/03   5/25/03
  Principal Payment Window            164       37       26        20        17       14        11
(Months)


CLASS A-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.53     3.80     2.61      2.01      1.64     1.38      1.05
  Modified Duration                  10.74     3.45     2.43      1.90      1.55     1.32      1.01
  First Principal Payment Date      2/25/16  7/25/05   8/25/04   2/25/04  11/25/03  8/25/03   5/25/03
  Last Principal Payment Date       3/25/17  2/25/07   7/25/05  10/25/04  5/25/04   1/25/04   8/25/03
  Principal Payment Window            14        20       12         9        7         6         4
(Months)


CLASS A-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.74     6.82     4.26      3.00      2.29     1.90      1.41
  Modified Duration                  10.45     5.68     3.77      2.74      2.13     1.78      1.34
  First Principal Payment Date      3/25/17  2/25/07   7/25/05  10/25/04  5/25/04   1/25/04   8/25/03
  Last Principal Payment Date       3/25/17  9/25/12   4/25/08   7/25/06  3/25/05   9/25/04   2/25/04
  Principal Payment Window             1        68       34        22        11        9         7
(Months)


CLASS A-4 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.74    12.46     8.28      5.01      3.35     2.47      1.79
  Modified Duration                  9.91      8.82     6.46      4.27      2.98     2.26      1.67
  First Principal Payment Date      3/25/17  9/25/12   4/25/08   7/25/06  3/25/05   9/25/04   2/25/04
  Last Principal Payment Date       3/25/17  3/25/17   1/25/14   1/25/09  10/25/06  3/25/05   6/25/04
  Principal Payment Window             1        55       70        31        20        7         5
(Months)


CLASS A-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               15.33    14.74     13.55     10.47     5.32     2.83      2.03
  Modified Duration                  9.73      9.52     8.99      7.48      4.39     2.53      1.86
  First Principal Payment Date      3/25/17  3/25/17   1/25/14   1/25/09  10/25/06  3/25/05   6/25/04
  Last Principal Payment Date       4/25/22  3/25/17   3/25/17  10/25/16  1/25/14   6/25/05   7/25/04
  Principal Payment Window            62        1        39        94        88        4         2
(Months)


                                       25


                                          BOND SUMMARY (TO MATURITY)

CLASS A-6 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               10.40     7.23     6.66      6.41      6.38     5.38      2.43
  Modified Duration                  7.55      5.71     5.35      5.19      5.17     4.48      2.22
  First Principal Payment Date      7/25/05  7/25/05   7/25/05  10/25/05  2/25/06   6/25/05   7/25/04
  Last Principal Payment Date       3/25/17  3/25/17   3/25/17   7/25/16  11/25/13 12/25/11   4/25/05
  Principal Payment Window            141      141       141       130       94       79        10
(Months)


CLASS M-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.73     8.74     6.45      5.08      4.40     4.18      4.61
  Modified Duration                  9.58      6.47     5.07      4.19      3.74     3.60      3.90
  First Principal Payment Date      9/25/16  9/25/06   7/25/05   9/25/05  10/25/05  1/25/06   4/25/05
  Last Principal Payment Date       3/25/17  3/25/17   7/25/16   6/25/13  3/25/11   8/25/09   1/25/09
  Principal Payment Window             7       127       133       94        66       44        46
(Months)


CLASS M-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.73     8.73     6.35      4.96      4.22     3.86      3.65
  Modified Duration                  9.37      6.36     4.96      4.07      3.57     3.32      3.17
  First Principal Payment Date      9/25/16  9/25/06   7/25/05   7/25/05  8/25/05   9/25/05   9/25/05
  Last Principal Payment Date       3/25/17  3/25/17   3/25/15   4/25/12  4/25/10  11/25/08  11/25/06
  Principal Payment Window             7       127       117       82        57       39        15
(Months)


CLASS M-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.73     8.53     6.10      4.74      4.01     3.61      3.20
  Modified Duration                  9.25      6.22     4.80      3.91      3.41     3.12      2.81
  First Principal Payment Date      9/25/16  9/25/06   7/25/05   7/25/05  7/25/05   8/25/05   7/25/05
  Last Principal Payment Date       3/25/17  11/25/16  2/25/13   8/25/10  12/25/08 10/25/07   2/25/06
  Principal Payment Window             7       123       92        62        42       27         8
(Months)


CLASS B (TO MATURITY)
-------------------------------------------------------------------------------------------------------
PPC                                   0%       50%       75%      100%      125%     150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)               14.72     7.26     5.12      4.02      3.47     3.22      2.96
  Modified Duration                  9.25      5.55     4.19      3.42      3.01     2.82      2.62
  First Principal Payment Date      9/25/16  9/25/06   7/25/05   7/25/05  7/25/05   7/25/05   5/25/05
  Last Principal Payment Date       3/25/17  4/25/14  12/25/10  12/25/08  8/25/07   8/25/06   7/25/05
  Principal Payment Window             7        92       66        42        26       14         3
(Months)


                                       26


                                             BOND SUMMARY (TO CALL)

CLASS A-1 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              7.72      1.55      1.13     0.91      0.77      0.67      0.54
  Modified Duration                 6.95      1.51      1.11     0.89      0.75      0.66      0.54
  First Principal Payment Date     7/25/02   7/25/02  7/25/02   7/25/02   7/25/02   7/25/02   7/25/02
  Last Principal Payment Date      2/25/16   7/25/05  8/25/04   2/25/04  11/25/03   8/25/03   5/25/03
  Principal Payment Window           164       37        26       20        17        14        11
(Months)


CLASS A-2 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.53     3.80      2.61     2.01      1.64      1.38      1.05
  Modified Duration                 10.74     3.45      2.43     1.90      1.55      1.32      1.01
  First Principal Payment Date     2/25/16   7/25/05  8/25/04   2/25/04  11/25/03   8/25/03   5/25/03
  Last Principal Payment Date      3/25/17   2/25/07  7/25/05  10/25/04   5/25/04   1/25/04   8/25/03
  Principal Payment Window           14        20        12        9         7         6         4
(Months)


CLASS A-3 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.74     6.82      4.26     3.00      2.29      1.90      1.41
  Modified Duration                 10.45     5.68      3.77     2.74      2.13      1.78      1.34
  First Principal Payment Date     3/25/17   2/25/07  7/25/05  10/25/04   5/25/04   1/25/04   8/25/03
  Last Principal Payment Date      3/25/17   9/25/12  4/25/08   7/25/06   3/25/05   9/25/04   2/25/04
  Principal Payment Window            1        68        34       22        11         9         7
(Months)


CLASS A-4 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.74     11.74     7.76     5.01      3.35      2.47      1.79
  Modified Duration                 9.91      8.47      6.16     4.27      2.98      2.26      1.67
  First Principal Payment Date     3/25/17   9/25/12  4/25/08   7/25/06   3/25/05   9/25/04   2/25/04
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   1/25/09  10/25/06   3/25/05   6/25/04
  Principal Payment Window            1        25        38       31        20         7         5
(Months)


CLASS A-5 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.74     12.24     8.91     6.74      4.90      2.83      2.03
  Modified Duration                 9.51      8.43      6.71     5.39      4.12      2.53      1.86
  First Principal Payment Date     3/25/17   9/25/14  5/25/11   1/25/09  10/25/06   3/25/05   6/25/04
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   3/25/09  10/25/07   6/25/05   7/25/04
  Principal Payment Window            1         1        1         3        13         4         2
(Months)


                                       27


                                            BOND SUMMARY (TO CALL)

CLASS A-6 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              10.40     7.21      6.55     5.84      5.06      4.24      2.43
  Modified Duration                 7.55      5.69      5.29     4.83      4.29      3.67      2.22
  First Principal Payment Date     7/25/05   7/25/05  7/25/05  10/25/05   2/25/06   6/25/05   7/25/04
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   3/25/09  10/25/07  11/25/06   4/25/05
  Principal Payment Window           141       111       71       42        21        18        10
(Months)


CLASS M-1 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.73     8.36      5.96     4.68      4.08      3.93      3.04
  Modified Duration                 9.58      6.30      4.81     3.94      3.52      3.41      2.71
  First Principal Payment Date     9/25/16   9/25/06  7/25/05   9/25/05  10/25/05   1/25/06   4/25/05
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   3/25/09  10/25/07  11/25/06   7/25/05
  Principal Payment Window            7        97        71       43        25        11         4
(Months)


CLASS M-2 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.73     8.36      5.96     4.64      3.97      3.67      3.08
  Modified Duration                 9.37      6.20      4.75     3.88      3.40      3.18      2.72
  First Principal Payment Date     9/25/16   9/25/06  7/25/05   7/25/05   8/25/05   9/25/05   7/25/05
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   3/25/09  10/25/07  11/25/06   7/25/05
  Principal Payment Window            7        97        71       45        27        15         1
(Months)


CLASS M-3 (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.73     8.36      5.96     4.62      3.91      3.54      3.08
  Modified Duration                 9.25      6.14      4.72     3.84      3.34      3.07      2.71
  First Principal Payment Date     9/25/16   9/25/06  7/25/05   7/25/05   7/25/05   8/25/05   7/25/05
  Last Principal Payment Date      3/25/17   9/25/14  5/25/11   3/25/09  10/25/07  11/25/06   7/25/05
  Principal Payment Window            7        97        71       45        28        16         1
(Months)


CLASS B (TO CALL)
-------------------------------------------------------------------------------------------------------
PPC                                  0%        50%      75%      100%      125%      150%      200%
-------------------------------------------------------------------------------------------------------
  Average Life (Years)              14.72     7.26      5.12     4.02      3.47      3.22      2.96
  Modified Duration                 9.25      5.55      4.19     3.42      3.01      2.82      2.62
  First Principal Payment Date     9/25/16   9/25/06  7/25/05   7/25/05   7/25/05   7/25/05   5/25/05
  Last Principal Payment Date      3/25/17   4/25/14  12/25/10 12/25/08   8/25/07   8/25/06   7/25/05
  Principal Payment Window            7        92        66       42        26        14         3
(Months)
